REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of April 23, 1998, by and between Clearview Cinema Group, Inc., a Delaware corporation (the "COMPANY"), and Proprietary Convertible Investment Group, Inc. (the "PURCHASER").

         The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), to issue and sell to the Purchaser shares (the "PREFERRED SHARES") of the Company's Class C Convertible Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"). The Preferred Shares are convertible pursuant to the Company's Certificate of Designation (the
"CERTIFICATE OF DESIGNATION") into shares (the "CONVERSION SHARES") of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK"). In order to induce the Purchaser to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and under applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.

         In consideration of the Purchaser entering into the Securities Purchase
Agreement,   and  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings specified:

                  (a) "FILING DEADLINE" means the earlier to occur of (i) the twentieth (20th) day following the date on which the Company completes the distribution of the securities to be sold pursuant to the High Yield Offering (as defined below) and
                  (ii) July 15, 1998;

                  (b) "HIGH YIELD OFFERING" means a distribution of debt securities conducted by the Company as a registered public offering or as an offering pursuant to Rule 144A and/or Regulation S under the Securities Act;

                  (c)  "HOLDER"  means any person  owning or having the right to
                  acquire  Registrable   Securities,   including  initially  the
                  Purchaser and thereafter any permitted assignee thereof;

                  (d) "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("RULE 415") or any successor rule providing for the offering of securities on a continuous or delayed basis ("REGISTRATION STATEMENT"), and the declaration or ordering of effectiveness of the Registration Statement by the Securities and Exchange Commission (the "COMMISSION");

                  (e) "REGISTRABLE SECURITIES" means the Conversion Shares and the Dividend Payment Shares (as defined in the Certificate of Designation), and any other shares of Common Stock issuable pursuant to the terms of the Certificate of Designation or the Preferred Stock, whether as a dividend, payment of a redemption price or otherwise, and any shares of capital stock issued or issuable by the Company from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares or the Dividend Payment Shares, including without limitation any securities received by a Holder in connection with an Exchange Transaction (as defined in the Certificate of Designation); PROVIDED, HOWEVER, that any such securities shall be deemed to be Registrable Securities only if and as long as such securities have not been (A) sold in a public offering or public securities transaction pursuant to an effective registration statement under the Securities Act or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto no longer apply or are removed upon the consummation of such sale;

                  (f) "REGISTRATION DEADLINE" means the earlier to occur of (i) sixtieth (60th) day following the date on which the Registration Statement is filed by the Company and (ii) September 15, 1998;

                  (g) "STANDSTILL PERIOD" means a period during which the Holder, upon written notice from the Company while the Registration Statement is effective, will not sell shares of Common Stock; PROVIDED, HOWEVER, that (i) the Company may declare a Standstill Period to occur no more than four (4) times during any period of twelve consecutive months and (ii) the aggregate number of days included in all Standstill Periods occurring during any period of twelve consecutive months may not exceed twenty four (24) days; and

                  (h) "TRADING DAY" shall have the meaning set forth in the Certificate of Designation.

         2.       MANDATORY REGISTRATION.

                  (a) On or before the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form SB-2 as a "shelf" registration statement under Rule 415 covering the resale of at least 150% of the number of shares of Registrable Securities then issuable on conversion of the Preferred Shares (such number to be determined using the Conversion Price in effect on such date). In addition, the Company may elect to register for resale shares of Common Stock held by other holders. The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of


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

Common Stock as may be required to effect conversion of the Preferred Shares to prevent dilution resulting from stock splits, stock dividends or similar events, or by reason of changes in the Conversion Price in accordance with the terms of the Certificate of Designation. The plan of distribution included in the Registration Statement or any amendment or supplement thereto shall include an underwritten public offering only upon the mutual agreement of the Holder and the Company. The Company will, as soon as may be practicable following the date on which the Company becomes eligible to file a registration statement on Form S-3 (regardless of whether the Registration Statement has theretofore been declared effective by the Commission), convert the Registration Statement (whether by post-effective amendment, the filing of a new registration statement or otherwise) so that documents filed by the Company under the 1934 Act (as defined below) may be incorporated by reference therein.

                  (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline, and shall submit to the Commission, within five (5) business days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request, and maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Purchaser) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time (the "REGISTRATION PERIOD").

                  (c) If (A) the Registration Statement is not filed on or before the Filing Deadline or declared effective by the Commission on or before the Registration Deadline, (B) after the Registration Statement has been declared effective by the Commission, sales of Registrable Securities cannot be made by a Holder under the Registration Statement for any reason not within the exclusive control of such Holder (other than such Registrable Securities as are then freely saleable pursuant to Rule 144(k) under the Securities Act) for any period of three (3) consecutive Trading Days (other than Trading Days occurring during a Standstill Period), or (C) the Common Stock is not listed on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market System or is suspended from trading thereon for a period exceeding one
(1) Business Day (each, a "REGISTRATION EVENT"), the Company shall pay to each Holder an amount at a rate equal to the lesser of (x) one percent (1%) per month and (y) the highest rate permitted by applicable law, TIMES the aggregate Liquidation Preference (as defined in the Certificate of Designation) of the Preferred Shares held by such Holder, accruing daily and compounded monthly, from the date on which a Registration Event first occurs until the date on which the Registration Event is not longer continuing. The amounts paid or payable by the Company hereunder shall be in addition to any other remedies available to the Purchaser at law or in equity hereunder or pursuant to the terms of any other Transaction Document. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided


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

that, if any such period extends for more than thirty (30) days, payments shall be made at the end of each thirty-day period.

                  (d) In the event that (A) the Registration Statement is not declared effective by the twentieth (20th) Business Day following the Registration Deadline, (B) after the Registration Statement has been declared effective by the Commission, sales of Registrable Securities cannot be made by a Holder under the Registration Statement for any reason not within the exclusive control of such Holder (other than such Registrable Securities as are then freely saleable pursuant to Rule 144(k) under the Securities Act) for any period of three (3) consecutive Trading Days (other than Trading Days occurring during a Standstill Period) or (C) the Common Stock is not listed on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market System or is suspended from trading thereon for a period exceeding one (1) Business Day (each, a "REPRICING EVENT"), in addition to any amounts which may be payable pursuant to paragraph 2(c) above, the Fixed Conversion Price (as defined in the Certificate of Designation) for any conversion of Preferred Shares occurring after the date on which a Repricing Event first occurs shall be equal to the lesser of (i) the lowest reported sale price occurring during the period between the date on which a Repricing Event first occurs and the date on which such Repricing Event is no longer continuing and (ii) the Fixed Conversion Price that would otherwise be in effect on the relevant Conversion Date (as defined in the Certificate of Designation).

         3.       PIGGYBACK REGISTRATION.

                  If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or employee stock award or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity) (a "PROPOSED REGISTRATION") and (ii) a registration statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have fifteen (15) days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be included in the proposed registration; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distributions, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rata


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

among the Holders seeking to include Registrable Securities in the registration statement, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such registration statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata (on the basis of the number of shares of Common Stock held by or issuable to the Holders) with holders of other securities having the right to include such securities in the registration statement relating to an underwritten public offering with respect to which, in the good faith opinion of the managing underwriter, the inclusion in the offering of all shares requested to be registered by all persons holding registration rights would materially jeopardize the successful marketing of the securities to be sold.

         4.       OBLIGATIONS OF THE COMPANY.

         In addition to performing its obligations hereunder, including those pursuant to paragraphs 2(a) and 2(b) above, the Company shall:

                  (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of the Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

                  (b) in the event that the number of shares available under the Registration Statement filed by the Company hereunder is insufficient during any period of three consecutive Trading Days (as defined in the Certificate of Designation) to cover 150% of the Registrable Securities then issued or issuable, the Company shall promptly amend the Registration Statement, or file a new Registration Statement, or both, so as to cover 150% of such Registrable Securities, in any event as soon as practicable, but not later than the tenth business day following the last day of such three day period. Any Registration Statement filed pursuant to this Section 4 shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of all outstanding Preferred Shares. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2 above;

                  (c) secure and maintain the listing of the Registrable Securities on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market System;

                  (d) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the


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

requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

                  (e) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

                  (f) in the event of an underwritten public offering of the Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

                  (g) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (h) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

                  (i) furnish to each Holder, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming that such counsel has been informed by telephone of the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting,
(A) an opinion, dated such date, of such outside counsel, in form and substance as is customarily given to underwriters in an underwritten public offering, and
(B) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to each Holder;

                  (j)  provide  each  Holder  and/or  its   representatives  the
opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and


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

make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

                  (k) permit counsel for each Holder (at such Holder's expense) to review such Registration Statement and all amendments and supplements thereto a reasonable period of time prior to the filing thereof with the Commission; and

                  (l) declare a Standstill Period to exist only if the Company's management has determined in good faith that a proposed transaction would render the prospectus contained in the Registration Statement to be materially misleading absent the filing of an appropriate supplement thereto (or an appropriate amendment to the Registration Statement) and deliver written notice to the Purchaser immediately upon the termination of any Standstill Period.

         5.       OBLIGATIONS OF EACH HOLDER.

         In connection with the registration of the Registrable Securities pursuant to the Registration Statement, each Holder shall:

                  (a) furnish to the Company such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

                  (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(g) or 4(h), immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement as described in paragraph 4(g) or withdrawal of the stop order referred to in paragraph 4(h);

                  (c) in the event of an underwritten offering of the Registrable Securities, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

                  (d) to the extent required by applicable law, deliver a prospectus to each purchaser of Registrable Securities; and

                  (e) notify the Company when it has sold all of the Registrable Securities theretofore held by it.

         6.       INDEMNIFICATION.

         In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder,


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

and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "LOSSES"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Company shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (ii) during any period following written notice by the Company to such Holder of an event described in Section 4(g) or 4(h).

                  (b) To the extent permitted by law, each Holder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 6(b) exceed the net sale price of securities sold by such Holder under the Registration Statement.

                  (c) Promptly after receipt by an indemnified  party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have


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

the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net purchase price of securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The  obligations of the Company and each Holder under this
Section 6 shall survive the conversion or redemption, if any, of the Preferred Shares, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

         7.       REPORTS.

                  With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                  (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the Commission, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

         8.       MISCELLANEOUS.

                  (a) EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions and fees and expenses of counsel to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(i) hereof, shall be borne by the Company.

                  (b) AMENDMENT; WAIVER. Any provision of this Agreement may be amended only pursuant to a written instrument executed by the Company and the Holder. of at least two thirds (2/3) of the outstanding Registrable Securities or, if no Registrable Securities are outstanding, the Holder of the outstanding Preferred Shares. Any waiver of the provisions of this Agreement may be made only pursuant to a written instrument executed by the party against whom enforcement is sought. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (c) NOTICES. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  IF TO THE COMPANY:

                  Clearview Cinema Group, Inc.
                  97 Main Street
                  Chatham, New Jersey 07928
                  Attn: A. Dale Mayo
                  Tel:  973-377-4646
                  Fax:  973-377-4303

                  WITH A COPY TO:

                  Kirkpatrick & Lockhart LLP
                  1500 Oliver Building
                  Pittsburgh, Pennsylvania 15222-2312
                  Attn: Janice C. Hartman, Esq.
                  Tel:  412-355-6500
                  Fax:  412-355-6501

                  IF TO THE PURCHASER:

                  Proprietary Convertible Investment Group, Inc.
                  c/o Credit Suisse First Boston Corporation
                  Eleven Madison Avenue, 3rd Floor
                  New York, New York  10010
                  Attn:  Allan Weine, John McAvoy
                  Tel:  (212) 325-2302
                  Fax:  (212) 325-6519

and if to any Holder other than the Purchaser, to such address as shall be designated by such Holder in writing to the Company.

                  (d) TERMINATION. This Agreement shall terminate on the earlier to occur of (a) the end of the Registration Period and (b) the date on which all of the Registrable Securities have been publicly distributed; but any such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification and contribution obligations under this Agreement.

                  (e) ASSIGNMENT. The rights of a Holder hereunder shall be assigned automatically to any transferee of the Preferred Shares or Registrable Securities from such Holder as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement.

                  (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

                  (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof.


                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CLEARVIEW CINEMA GROUP, INC.


By: __________________________
     Name:
     Title:


PROPRIETARY CONVERTIBLE INVESTMENT
  GROUP, INC.


By: ______________________________
     Name:
     Title:


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